Acquisition reversal receivable	12 Months Ended
Sep. 30, 2025
Acquisition reversal receivable
Acquisition reversal receivable

Note 8 – Acquisition reversal receivable

On April 24, 2025 the Dali City People’s Court issued a ruling regarding Yunnan Honghao Forestry Development Co., Ltd. (“Yunnan Honghao”), a wholly owned subsidiary of the Company. The ruling froze the assets of Shenzhen Xiangfeng Trading Co., Ltd., (“Shenzhen”), the original owner of Yunnan Honghao. The effect of the ruling rescinds the acquisition of Yunnan Honhao by the Company back to Shenzhen. Shenzhen will in turn return the cash payments made by the Company and the shares of the Company issued to Shenzhen in connection with the Equity Transfer Agreement (“Purchase Agreement”), dated September 30, 2022, back to the Company. As of September 30, 2025, Shenzhen agreed to return $33.2 million to the Company.